AB Multi-Manager Alternative Fund

Consolidated Portfolio of Investments

June 30, 2024 (unaudited)

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets	Liquidity*

Multi-Strategy
Atlas Enhanced Fund, Ltd.	39,349	$45,333,040	4.2%	Quarterly
Elliott International Limited	46,487	103,628,977	9.7	Quarterly
Hudson Bay International Fund, Ltd.	39,021	43,920,795	4.1	Quarterly
LMR Multi-Strategy Fund Limited	155,005	39,743,782	3.7	Quarterly
Millennium International, Ltd.	45,414	59,574,019	5.6	Quarterly
Point72 Capital International, Ltd.	489,923	94,360,799	8.8	Quarterly

Total		386,561,412	36.1

Global Macro
Alphadyne International Fund, Ltd.	32,959	53,894,144	5.0	Quarterly
Brevan Howard Alpha Strategies Fund Limited	417,855	51,103,683	4.8	Quarterly
Capula Tactical Macro Fund Limited	241,114	28,594,972	2.7	Monthly
GreshamQuant - ACAR Fund, Ltd.	13,000	11,831,198	1.1	Quarterly
John Street Systematic Fund Limited	103,674	20,407,808	1.9	Monthly
LMR Alpha Rates Trading Fund Limited	153,746	23,353,423	2.2	Quarterly
The Tudor BVI Global Fund, Ltd.	290	65,892,249	6.1	Quarterly

Total		255,077,477	23.8

Long/Short Equity
Anomaly Capital International, Ltd.	31,000	33,083,273	3.1	Quarterly
Coatue Offshore Fund, Ltd.	29,581	2,844,746	0.3	Quarterly
Janchor Partners Pan-Asian Fund	76,856	12,511,589	1.2	Triennially
JAT Capital Offshore Fund, Ltd.	27,891	29,568,256	2.8	Quarterly
Nokota LC, LLC	1,137	188,959	0.0	At Fund’s Discretion
PFM Healthcare Offshore Fund, Ltd.	272	170,921	0.0	At Fund’s Discretion
TCIM Offshore Fund, Ltd.	35,000	36,734,244	3.4	Monthly
The Children’s Investment Fund	99,120	27,304,454	2.5	Biennial
Think Investments Offshore Ltd.	11,671	38,582,844	3.6	Semi-Annual
Two Creeks Capital Offshore Fund, Ltd.	13,948	25,577,814	2.4	Quarterly
Viking Global Equities III, Ltd.	25,000	26,724,308	2.5	Annual
Wolf Hill Offshore Fund, Ltd.	22,000	21,327,310	2.0	Quarterly

Total		254,618,718	23.8

Credit/Distressed
Axebrook Credit Alpha Fund, Ltd.	22,000	22,073,019	2.1	Quarterly
Claren Road Credit Fund, Ltd.	42,913	43,877,076	4.1	Quarterly
Cross Ocean GSS Offshore Feeder LP	35,383	39,525,870	3.7	Quarterly
King Street Capital, Ltd.	13,820	1,559,214	0.1	At Fund’s Discretion
LMR CCSA Fund Limited	139,323	17,326,453	1.6	Quarterly
Readystate Offshore Fund, Ltd.	35,807	38,206,554	3.6	Quarterly
Theorem Prime+ Yield Fund Offshore LP	15,813	14,101,929	1.3	Quarterly

Total		176,670,115	16.5

Event Driven
Antara Capital Offshore Fund, Ltd.	24,386	19,628,882	1.8	Quarterly
Lion Point International, Ltd.	2,024	5,745,120	0.6	Semi-Annual
Luxor Capital Partners Offshore Liquidating SPV, Ltd.	2,317	2,304,765	0.2	At Fund’s Discretion

Total		27,678,767	2.6

Total Underlying Portfolios (cost $892,640,311)		1,100,606,489	102.8

Company	Shares	Fair Value ($)	% Net Assets

Common Stocks
Merger Arbitrage
Chinook Therapeutics(a) (b) (c)	37,922	$14,789	0.0%
Mirati Therapeutics, Inc.(a) (b) (c)	31,520	22,064	0.0

Total Common Stocks (cost $4)		36,853	0.0

Total Investments (cost $892,640,315)(d)		1,100,643,342	102.8

Other assets less liabilities		(30,113,195)	(2.8)

Net Assets		$1,070,530,147	100.0%

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	NOK	9736	USD	888	07/19/2024	$(27,025)
State Street Bank & Trust Co.	NOK	766	USD	72	07/19/2024	125
State Street Bank & Trust Co.	USD	996	NOK	10502	07/19/2024	(8,812)
State Street Bank & Trust Co.	EUR	448	USD	483	08/08/2024	1,735
State Street Bank & Trust Co.	USD	3	EUR	3	08/08/2024	(4)
State Street Bank & Trust Co.	USD	476	EUR	445	08/08/2024	1,293

						$(32,688)

TOTAL RETURN SWAPS

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
Resolute Forest Products	SOFR plus 0.35%	Maturity	USD	45		07/15/2025	$45,155
JPMorgan Chase Bank, NA
GCI Liberty, Inc.	SOFR plus 0.35%	Maturity	USD	0	**	08/12/2024	(1)
Morgan Stanley Capital Services LLC
ABIOMED, Inc.	FedFundEffective plus 0.38%	Maturity	USD	9		10/20/2025	8,552

							$53,706

**	Notional amount less than 500.
(a)	Non-income producing security.
(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(c)	Fair valued by the Adviser.
(d)

As of June 30, 2024, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $224,240,778 and gross unrealized depreciation of investments was $(16,216,732), resulting in net unrealized appreciation of $208,024,046.

*	The investment strategies and liquidity of the Underlying Portfolios in which the Fund invests are as follows:

Multi-Strategy - Underlying Portfolios invest across multiple strategies, including long/short equity, event driven, global macro, credit/distressed and emerging markets, in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed income, currency, commodity and other financial instrument markets. Underlying Portfolios within this strategy are generally subject to 45 - 90 day redemption notice periods. Certain Underlying Portfolios may have lock up periods of two years.

Global Macro - Underlying Portfolios aim to identify and exploit imbalances in global economics and asset classes, typically utilizing macroeconomic and technical market factors rather than “bottom-up” individual security analysis. The Underlying Portfolios within this strategy are subject to 30 - 90 day redemption notice periods. Certain Underlying Portfolios have lock up periods of up to one year.

Long/Short Equity - Underlying Portfolios seek to buy securities with the expectation that they will increase in value (“going long”) and sell securities short in the expectation that they will decrease in value (“going short”). Underlying Portfolios within this strategy are generally subject to 45 – 120 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to three years.

Credit/Distressed - Underlying Portfolios invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities, as well as securities of distressed companies and high yield securities. Underlying Portfolios within this strategy are generally subject to 30-90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to one year.

Event Driven - Underlying Portfolios seek to take advantage of information inefficiencies resulting from a particular corporate event, such as a takeover, liquidation, bankruptcy, tender offer, buyback, spin off, exchange offer, merger or other type of corporate reorganization. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to 18 months.

The Fund may also make direct investments in securities (other than securities of Underlying Portfolios), options, futures, options on futures, swap contracts, or other derivative or financial instruments.

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

NOK – Norwegian Krone

USD – United States Dollar

Glossary:

FedFundEffective – Federal Funds Effective Rate

SOFR – Secured Overnight Financing Rate

AB Multi-Manager Alternative Fund

June 30, 2024 (unaudited)

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to the issuance of the report are not reflected herein.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2024:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$—	$—	$36,853	$36,853
Investments valued at NAV	—	—	—	1,100,606,489

Total Investments in Securities	—	—	36,853	1,100,643,342
Other Financial Instruments(a):
Assets:
Forward Currency Exchange Contracts	—	3,153	—	3,153
Total Return Swaps	—	53,707	—	53,707
Liabilities:
Forward Currency Exchange Contracts	—	(35,841)	—	(35,841)
Total Return Swaps	—	(1)	—	(1)

Total	$—	$21,018	$36,853	$1,100,664,360

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.